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                                                                    EXHIBIT 10.1

                          RELIANCE STEEL & ALUMINUM CO.

                              RSAC MANAGEMENT CORP.

                                SECOND AMENDMENT
                               TO CREDIT AGREEMENT

                  This SECOND AMENDMENT TO CREDIT AGREEMENT (this "SECOND AMENDMENT") is dated as of February _14_, 2003 and entered into by and among Reliance Steel & Aluminum Co., a California corporation ("RSA"), RSAC Management Corp., a California corporation ("RSAC MANAGEMENT" and together with RSA, jointly and severally, "BORROWERS" and individually, a "BORROWER") the financial institutions listed on the signature pages hereof ("LENDERS") and Bank of America, N.A., as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and is made with reference to that certain Credit Agreement dated as of October 24, 2001, as amended by the First Amendment to Credit Agreement dated as of April 1, 2002 (as amended, the "CREDIT AGREEMENT"), by and among Company, Lenders and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Company and Lenders desire to amend the Credit Agreement to make certain amendments as set forth below:

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        EFFECTIVENESS

        This Second Amendment shall become effective as of December 31, 2002 upon the execution of counterparts hereof by the Borrowers, the Administrative Agent and counterparts of the Lenders constituting Requisite Lenders and receipt by the Borrowers and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

SECTION 2.        AMENDMENTS TO THE CREDIT AGREEMENT

        2.1 AMENDMENTS TO SECTION 1: DEFINITIONS AND ACCOUNTING TERMS. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the table in the definition of "Applicable Margin" in its entirety and substituting the following therefor:

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
                                                                  LETTERS OF CREDIT
                                                                  -----------------
PRICING LEVEL           LEVERAGE RATIO           COMMITMENT FEE   EURODOLLAR RATE +   BASE RATE +
-------------------------------------------------------------------------------------------------
      1                < or = to 1.75:1              17.5                75.0

      2           < or = to 2.25:1 but >1.75:1       20.0               100.0           0.00%

      3           < or = to 2.75:1 but >2.25:1       22.5               125.0           0.00%

      4           < or = to 3.25:1 but >2.75:1       25.0               150.0           0.00%

      5                     >3.25:1                  30.0               175.0           0.25%

         2.2      AMENDMENTS TO SECTION 7: COMPANY'S NEGATIVE COVENANTS.

                  A. Subsection 7.12 is hereby amended and restated in its entirety to read as follows:

                  "7.12 Interest Coverage Ratio. Permit the Interest Coverage Ratio, (i) as of the last day of the Fiscal Quarters ending March 31, 2003, June 30, 2003 and September 30, 2003, to be less than 2.75 to 1.00 and (ii) as of the last day of any Fiscal Quarter thereafter, to be less than 3.00 to 1.00."

                  B. Subsection 7.13 is hereby amended and restated in its entirety to read as follows:

                  "7.13 Leverage Ratio. Permit the Leverage Ratio (i) at any time prior to December 31, 2002 to be greater than 3.25 to 1.00, (ii) at any time during the period beginning December 31, 2002 through December 31, 2003 to be greater than 3.60 to 1.00 and (iii) at any time thereafter to be greater than
3.25 to 1.00."

SECTION 3.        BORROWERS' REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Second Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

         3.1 CORPORATE POWER AND AUTHORITY. Borrowers have all requisite corporate power and authority to enter into this Second Amendment and to carry out the transactions contemplated by, and perform their obligations under, the Credit Agreement as amended by this Second Amendment (the "AMENDED AGREEMENT").

         3.2 AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Second Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrowers.

                                       2

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         3.3      NO CONFLICT. The execution and delivery by Borrowers of this
Second Amendment and the performance by Borrowers of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to each Borrower or any of their respective Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of each Borrower or any of their respective Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Borrowers or any of their respective Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrowers or any of their respective Subsidiaries,
(iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrowers or any of their respective Subsidiaries (other than Liens created or permitted under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Borrowers or any of their respective Subsidiaries that has not been obtained.

         3.4 GOVERNMENTAL CONSENTS. The execution and delivery by Borrowers of this Second Amendment and the performance by Borrowers of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         3.5 BINDING OBLIGATION. This Second Amendment and the Amended Agreement have been duly executed and delivered by Borrowers and are the legally valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         3.6 INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof (the "EFFECTIVE DATE") to the same extent as though made on and as of the Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         3.7 ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Second Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 4.        MISCELLANEOUS

         4.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                  A. On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan

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         Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  B. Except as specifically amended by this Second Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  C. The execution, delivery and performance of this Second Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         4.2 FEES AND EXPENSES. Borrowers acknowledge that all costs, fees and expenses as described in subsection 10.3 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Second Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

         4.3 HEADINGS. Section and subsection headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.

         4.4 APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (INCLUDING WITHOUT LIMITATION SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         4.5 COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                [The remainder of page intentionally left blank.]

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                  IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                               RELIANCE STEEL & ALUMINUM CO.,
                               a California corporation

                               By:    /s/ David H. Hannah
                                  _________________________________________
                               Name:  David H. Hannah
                               Title: Chief Executive Officer

                               By:    /s/ Karla McDowell
                                  _________________________________________
                               Name:  Karla McDowell
                               Title: Executive Vice President and
                                      Chief Financial Officer

                               RSAC MANAGEMENT CORP.,
                               a California corporation

                               By:    /s/ David H. Hannah
                                  _________________________________________
                               Name:  David H. Hannah
                               Title: Chief Executive Officer

                               By:    /s/ Karla McDowell
                                  _________________________________________
                               Name:  Karla McDowell
                               Title: Executive Vice President and
                                      Chief Financial Officer

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                               BANK OF AMERICA, N.A.,
                               as Administrative Agent

                               By:    /s/ Ken Puro
                                  _________________________________________
                               Name:  Ken Puro
                               Title: Vice President

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                               BANK OF AMERICA, N.A.,
                               as Issuing Lender and a Lender

                               By:    /s/ Robert Troutman
                                  _________________________________________
                               Name:  Robert Troutman
                               Title: Senior Vice President

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                               WACHOVIA BANK, NATIONAL
                               ASSOCIATION, formerly known as First
                               Union National Bank,
                               as Syndication Agent and as a Lender

                               By:    /s/
                                  _________________________________________
                               Name:_______________________________________
                               Title:______________________________________

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                               THE CHASE MANHATTAN BANK,
                               as a Lender

                               By:    /s/
                                  _________________________________________
                               Name:_______________________________________
                               Title:______________________________________

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                               UNION BANK OF CALIFORNIA, N.A.,
                               as a Lender

                               By:    /s/
                                  _________________________________________
                               Name:_______________________________________
                               Title:______________________________________

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                               COMERICA WEST INCORPORATED,
                               as a Lender

                               By:    /s/
                                  _________________________________________
                               Name:_______________________________________
                               Title:______________________________________

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                               CREDIT SUISSE FIRST BOSTON,
                               as a Lender

                               By:    /s/
                                  _________________________________________
                               Name:_______________________________________
                               Title:______________________________________

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                               THE NORTHERN TRUST COMPANY,
                               as a Lender

                               By:    /s/
                                  _________________________________________
                               Name:_______________________________________
                               Title:______________________________________

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                               U.S. BANK NATIONAL ASSOCIATION,
                               as a Lender

                               By:    /s/
                                  _________________________________________
                               Name:_______________________________________
                               Title:______________________________________

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                               MIZUHO CORPORATE BANK, LTD.,
                               formerly known as The Industrial Bank of Japan, Limited, as a Lender

                               By:    /s/
                                  _________________________________________
                               Name:_______________________________________
                               Title:______________________________________